October 20, 2022 Q3 2022 – Supplemental Information Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights

Quarterly Snapshot 4 Operating results Loans and Deposits Asset Quality Capital • Net income for the quarter of $87.9 million and EPS of $1.12 • NIM expanded by 13bps to 2.76% • Loan growth of $186 million, excluding PPP runoff • Core C&I and CRE segments grew $444 million • Total deposits declined by $1.1 billion • Average cost of total deposits 0.78% for the quarter, compared to 0.30% in Q2 • Total criticized and classified loans declined by $175 million • NPA ratio of 0.43% at September 30; guaranteed portion of SBA loans included in NPAs was 0.11% of total assets • Annualized net charge-off rate of 0.16% • The Company’s Board authorized the repurchase of up to an additional $150 million in shares of common stock • Total share repurchases of $11 million in Q3. • CET1 ratios of 11.3% at the holding company and 12.9% at the bank at September 30, 2022 • Book value per share and tangible book value per share were $31.97 and $30.97, respectively at September 30

Highlights from Third Quarter Earnings

BankUnited

($ in millions, except per share data)	Q3 22	Q2 22	Q3 21	Change From Q2 22	Change From Q3 21	Key Highlights
Net Interest Income	$236	$225	$195	$11	$41	
Provision for (Recovery of) Credit Losses	$4	$24	($12)	($20)	$16	
Total Non-interest Income	$23	$13	$25	$10	($2)	Reflects declines in value of preferred stock investments in Q2 22
Total Non-interest Expense	$138	$127	$118	$11	$20	Investments in technology and people to support growth
Net Income	$88	$66	$87	$22	$1	
EPS	$1.12	$0.82	$0.94	$0.30	$0.18	
Pre-Provision, Pre-Tax Net Revenue (PPNR)(3)	$121	$111	$103	$10	$18	
Period-end Loans	$24,267	$24,100	$22,808	$167	$1,459	$444 million growth in core CRE and C&I segments
Period-end Non-interest DDA	$8,794	$9,645	$9,158	($851)	($364)	
Period-end Deposits	$27,349	$28,461	$28,116	($1,112)	($767)	
CET1	11.3%	11.3%	13.4%	0.0%	(2.1%)	
Total Capital	13.0%	13.0%	15.3%	0.0%	(2.3%)	
Yield on Loans	4.11%	3.59%	3.45%	0.52%	0.66%	
Cost of Deposits	0.78%	0.30%	0.20%	0.48%	0.58%	
Net Interest Margin	2.76%	2.63%	2.33%	0.13%	0.43%	Continued margin expansion in rising rate environment
Non-performing Assets to Total Assets(1)	0.43%	0.41%	0.80%	0.02%	(0.37%)	
Allowance for Credit Losses to Total Loans	0.54%	0.54%	0.70%	-	(0.16%)	
Net Charge-offs to Average Loans(2)	0.16%	0.23%	0.19%	(0.07%)	(0.03%)	Credit remains favorable

(1) Includes guaranteed portion of non-accrual SBA loans.
(2) YTD net charge-offs, annualized
(3) PPNR is a non-GAAP financial measure. See section entitled "Non-GAAP Financial Measures" on page 25.

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Continued Strategic Focus - Transforming Deposit Base ($ in millions) 6 Non-interest bearing demand deposits have grown at a compound annual growth rate of 30% since December 31, 2019 Quarterly Cost of Deposits 0.94% 1.52% 1.48% 0.43% 0.19% 0.78% Non-interest bearing as % of Total Deposits 14.0% 15.4% 17.6% 25.5% 30.5% 32.2% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At September 30, 2022 Target Federal Funds Rate Upper Limit 1.75% 0.25% 0.25% 3.25% Total non-maturity deposits 1.11% 0.29% 0.14% 1.00% Total interest-bearing deposits 1.71% 0.48% 0.23% 1.53% Total deposits 1.42% 0.36% 0.16% 1.05% $6,335 $6,820 $7,347 $4,807 $3,384 $3,700 $10,715 $11,262 $10,622 $12,660 $13,369 $12,514 $1,758 $1,771 $2,131 $3,020 $3,709 $2,341 $3,071 $3,621 $4,295 $7,009 $8,976 $8,794 $21,879 $23,474 $24,395 $27,496 $29,438 $27,349 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 9/30/22 Non-interest Demand Interest Demand Money Market / Savings Time

Prudently Underwritten and Well-Diversified Loan Portfolio At September 30, 2022 ($ in millions) 7 Loan Portfolio Over Time CRE C&I Other Residential Loan Product Type Non-owner Occupied 78% Multi- family 17% Construction and Land 5% Pinnacle 62% Bridge - Franchise 17% Bridge - Equipment 20% PPP 1% Commercial and Industrial 75% Owner Occupied 25% (1) Includes lending subs and PPP. PPP totaled $782 million, $249 million, and $10 million at December 31, 2020, December 31, 2021, and September 30, 2022, respectively. $4,949 $5,661 $6,348 $8,368 $8,854 $7,501 $7,493 $6,896 $5,702 $5,577 $6,478 $6,718 $6,448 $6,735 $7,706 $432 $768 $1,259 $1,092 $623 $2,617 $2,515 $2,915 $1,868 $1,507 $21,977 $23,155 $23,866 $23,765 $24,267 12/31/18 12/31/19 12/31/20 12/31/21 9/30/22 Residential CRE C&I Mortgage Warehouse Lending Other(1) 30 Yr Fixed 31% 15 & 20 Year Fixed 13% 10/1 ARM 12% 5/1 & 7/1 ARM 22% Formerly Covered 1% Govt Insured 21%

Allowance for Credit Losses

Drivers of Change in the ACL 9 ACL 6/30/22 ACL 9/30/22 Portfolio Changes Economic Forecast Net Charge- Offs Change in Qualitative Overlay ($ in millions) % of Total Loans 0.54% 0.54% • New loans • Repayments and runoff • Portfolio seasoning • Changes in borrower financial condition • Risk rating migration • Current market adjustment • Changes to forward path of economic forecast • Decreased qualitative overlay related to COVID and economic uncertainty • $5 million for impact of Hurricane Ian Change in Specific Reserves

Allocation of the ACL

BankUnited

($ in millions)

	December 31, 2020		December 31, 2021		June 30, 2022		September 30, 2022	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential and other consumer	$ 18.7	0.29%	$ 9.2	0.11%	$ 9.0	0.10%	$ 11.4	0.13%
Commercial:								
Commercial real estate	104.6	1.52%	28.8	0.51%	31.2	0.57%	24.4	0.44%
Commercial and industrial	91.0	1.07%	68.0	0.84%	80.8	0.99%	84.6	1.01%
Pinnacle	0.3	0.03%	0.2	0.02%	0.1	0.01%	0.1	0.01%
Franchise finance	36.3	6.61%	16.7	4.90%	6.3	2.38%	8.2	3.22%
Equipment finance	6.4	1.34%	3.6	1.00%	2.8	0.84%	2.0	0.64%
Total commercial	238.6	1.36%	117.3	0.76%	121.2	0.79%	119.3	0.77%
Allowance for credit losses	$ **257.3**	1.08%	$ **126.5**	0.53%	$ **130.2**	0.54%	$ **130.7**	0.54%

Asset Quality Ratios	December 31, 2020	December 31, 2021	June 30, 2022	September 30, 2022
Non-performing loans to total loans (1)	1.02%	0.87%	0.60%	0.64%
Non-performing assets to total assets (1)	0.71%	0.58%	0.41%	0.43%
Allowance for credit losses to non-performing loans (1)	105.26%	61.41%	90.45%	83.54%
Net charge-offs to average loans (2)	0.26%	0.29%	0.23%	0.16%

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $41.8 million, $43.4 million, $46.1 million, and $51.3 million or 0.17%, 0.18%, 0.19%, and 0.22%, of total loans and 0.11%, 0.12%, 0.13%, and 0.15% of total assets, at September 30, 2022, June 30, 2022, December 31, 2021, and December 31, 2020, respectively.

(2) Annualized for the periods ended September 30, 2022 and June 30, 2022.

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Loan Portfolio and Credit

12 Granular, Diversified Commercial & Industrial Portfolio At September 30, 2022 (1) Includes $1.9 billion of owner-occupied real estate (2) Excludes PPP loans ($ in millions) Industry Balance (1)(2) Commitment % of Portfolio Finance and Insurance 1,471$ 2,640$ 19.1% Educational Services 781 837 10.1% Wholesale Trade 654 1,044 8.5% Manufacturing 632 911 8.2% Information 516 745 6.7% Real Estate and Rental and Leasing 485 806 6.3% Utilities 472 653 6.1% Health Care and Social Assistance 410 530 5.3% Transportation and Warehousing 396 516 5.1% Construction 313 558 4.1% Retail Trade 294 390 3.8% Professional, Scientific, and Technical Services 278 395 3.6% Other Services (except Public Administration) 234 323 3.0% Public Administration 224 240 2.9% Administrative and Support and Waste Management 177 240 2.3% Arts, Entertainment, and Recreation 160 187 2.1% Accommodation and Food Services 153 198 2.0% Other 56 78 0.8% 7,706$ 11,291$ 100.0%

13 Commercial Real Estate by Property Type At September 30, 2022 ($ in millions) Property Type Balance FL NY Tri State Other Office 1,879$ 58% 25% 17% Multifamily 1,102 50% 49% 1% Warehouse/Industrial 1,102 62% 20% 18% Retail 925 62% 29% 9% Hotel 437 81% 12% 7% Other 132 67% 24% 9% 5,577$ 60% 29% 11%

Asset Quality Metrics - Continued Positive Trends Non-performing Loans to Total Loans Non-performing Assets to Total Assets Net Charge-offs to Average Loans(1) (1) YTD net charge-offs annualized at September 30, 2022. 14 0.88% 1.02% 0.87% 0.64% 0.68% 0.80% 0.68% 0.47% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 9/30/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.63% 0.71% 0.58% 0.43% 0.49% 0.56% 0.45% 0.32% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 9/30/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.05% 0.26% 0.29% 0.16% 0.00% 0.20% 0.40% 0.60% 12/31/19 12/31/20 12/31/21 9/30/2022

Non-Performing Loans by Portfolio Segment ($ in millions) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $41.8 million, $46.1 million, $51.3 million, and $45.7 million at September 30, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. $19 $29 $29 $19 $24 $60 $30 $2 $65 $43 $58 $69 $21 $14 $45 $33 $15 $62 $67 $56 $51 $205 $244 $206 $156 12/31/19 12/31/20 12/31/21 9/30/22 Residential and Other Consumer CRE C&I Equipment Franchise SBA(1) 15

Criticized and Classified Loans ($ in millions) Commercial Real Estate Commercial & Industrial (1) Franchise Finance(3) Equipment Finance SBA(2) (1) Substandard non-accruing and doubtful includes $25.5 million, $1.1 million and $27.8 million of loans rated doubtful at September 30, 2022, June 30, 2022 and December 31, 2021, respectively. (2) Includes the guaranteed portion of non-accrual SBA loans totaling $41.8 million, $43.4 million, $41.9 million, $46.1 million, $51.3 million, $45.7 million, at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. (3) Substandard non-accruing and doubtful includes $6.6 million, $6.9 million and $20.0 million of loans rated doubtful at September 30 2022, June 30, 2022 and December 31, 2021, respectively. $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 16 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

Criticized and Classified – CRE by Property Type ($ in millions) Office Multifamily Retail Warehouse/Industrial Hotel Other $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 17 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450

Asset Quality – Delinquencies ($ in millions) Commercial (1) CRE Residential (2) (1) Includes lending subsidiaries, excludes PPP loans (2) Excludes government insured residential loans 18 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 6/30/22 9/30/22 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 6/30/22 9/30/22 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 6/30/22 9/30/22

Credit Quality – Residential At September 30, 2022 High quality residential portfolio consists primarily of prime jumbo mortgages with de-minimis charge- offs since inception as well as fully government insured assets FICO Distribution(1) Breakdown by LTV(1) Breakdown by Vintage(1) (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. 19 Prior 20% 2018 3% 2019 5% 2020 13%2021 46% 2022 13% 60% or less 36% 61% - 70% 26% 71% - 80% 37% More than 80% 1% <720 or NA 8% 720-759 17% >759 75%

Investment Portfolio

21 Investment Securities AFS ($ in thousands) Portfolio Composition Ratings Distribution NR 1% Gov 29% AAA 60% AA 7% A 3% US Government and agency 29% Private label RMBS and CMOs 26% Private label CMBS 27% Residential real estate lease- backed securities 5% CLO 11% State Municipal Obligations 1% Other 1% Portfolio Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value US Government and agency (3,939)$ 3,249,950$ (97,506)$ 2,908,462$ (142,236)$ 2,774,123$ Private label RMBS and CMOs (10,716) 2,149,420 (233,613) 2,636,906 (306,193) 2,587,586 Private label CMBS (680) 2,604,010 (94,508) 2,684,630 (109,343) 2,583,888 Residential real estate lease-backed securities 2,123 476,968 (18,493) 491,478 (27,233) 478,055 CLOs (931) 1,078,286 (23,332) 1,023,704 (34,541) 1,059,523 State and Municipal Obligations 16,559 222,277 (5,023) 149,706 (9,442) 113,524 Other 1,419 152,510 (4,200) 107,761 (6,549) 100,123 3,835$ 9,933,421$ (476,675)$ 10,002,647$ (635,537)$ 9,696,822$ December 31, 2021 September 30, 2022June 30, 2022

22 Investment Securities – Asset Quality of Select Non-Agency Securities At September 30, 2022 Strong credit enhancement levels Private Label RMBS Private Label CMBS CLOs Rating Min Max Avg AAA 30.0 98.8 44.0 7.1 AA 29.3 92.9 43.6 7.6 A 24.7 69.1 37.0 9.0 Wtd. Avg. 29.7 96.9 43.7 7.2 Subordination Wtd. Avg. Stress Scenario Loss Rating Min Max Avg AAA 2.2 95.6 17.5 2.3 AA 18.7 32.8 23.7 5.4 A 21.4 25.1 22.4 5.4 Wtd. Avg. 3.3 91.4 17.8 2.5 Subordination Wtd. Avg. Stress Scenario Loss Rating Min Max Avg AAA 41.3 61.1 44.9 9.0 AA 30.9 40.5 34.8 8.4 A 24.9 28.2 26.2 8.4 Wtd. Avg. 38.8 56.2 42.4 8.9 Subordination Wtd. Avg. Stress Scenario Loss AAA 94% AA 1% A 5% AAA 84% AA 12% A 4% AAA 78% AA 18% A 4%

Recognitions and Rankings 23 South Florida-based Community Bank based on assets, South Florida Business Journal, October 2021 # 1 South Florida Business Journal, June 2021 Healthiest Employer in South Florida,#1 Superior rating by BauerFinancial consecutively since its inception Newsweek, March 2022 #4 America’s Most Trusted companies (Banking), Healthiest Workplace in America, Healthiest Employers, October 2022 # 3

Non-GAAP Financial Measures

25 Non-GAAP Financial Measures PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses, particularly in view of recent volatility of the provision for credit losses. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following table reconciles the non-GAAP financial measure of PPNR to the comparable GAAP financial measurement of income (loss) before income taxes for the periods indicated (in thousands): September 30, 2022 June 30, 2022 September 30, 2021 Income before income taxes (GAAP) 117,083$ 87,468$ 114,400$ Plus: provision for (recovery of) credit losses 3,720 23,996 (11,842) PPNR (non-GAAP) 120,803$ 111,464$ 102,558$ Three Months Ended

26 Non-GAAP Financial Measures Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at September 30, 2022 (in thousands except share and per share data): September 30, 2022 Total stockholders’ equity (GAAP) 2,480,985$ Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) 2,403,348$ Common shares issued and outstanding 77,599,408 Book value per common share (GAAP) 31.97$ Tangible book value per common share (non-GAAP) 30.97$